Exhibit 99.1

                            Joint Filer Information

Date of Event Requiring Statement:          November 5, 2007

Issuer Name and Ticker or Trading Symbol:   AutoNation, Inc. (AN)

Designated Filer:                           Edward S. Lampert

Other Joint Filers:                         ESL Investments, Inc., RBS Partners,
                                            L.P. and ESL Partners, L.P.

Addresses:                                  The principal business address of
                                            each of the Joint Filers above is
                                            200 Greenwich Avenue,
                                            Greenwich, CT 06830.

Signatures:                                 EDWARD S. LAMPERT

                                            /s/ Edward S. Lampert
                                            ---------------------
                                            Edward S. Lampert

                                            ESL INVESTMENTS, INC.

                                               By: /s/ Theodore W. Ullyot
                                                   ----------------------
                                                   Name:  Theodore W. Ullyot
                                                   Title: EVP & General Counsel

                                            RBS PARTNERS, L.P.

                                            By:  ESL Investments, Inc.,
                                                 as its general partner

                                            By:    /s/ Theodore W. Ullyot
                                                   ----------------------
                                                   Name:  Theodore W. Ullyot
                                                   Title: EVP & General Counsel

                                            ESL PARTNERS, L.P.

                                            By:  RBS Partners, L.P.,
                                                 as its general partner

                                            By:  ESL Investments, Inc.,
                                                 as its general partner

                                               By: /s/ Theodore W. Ullyot
                                                   ----------------------
                                                   Name:  Theodore W. Ullyot
                                                   Title: EVP & General Counsel